Exhibit 10.4

                            800 TRAVEL SYSTEMS, INC.

                             STOCK OPTION AGREEMENT
       (NON-QUALIFIED STOCK OPTION; NOT UNDER THE 1997 STOCK OPTION PLAN)

      THIS AGREEMENT, made as of this 1st day of September, 1998 by 800 TRAVEL SYSTEMS, INC., a Delaware corporation (the "Company"), with Mark Mastrini (the "Holder"):

      The Compensation Committee of the Board of Directors (the "Committee") has determined that it would be to the advantage and interest of the Company to grant the option provided for herein to the Holder as an inducement to remain in the service of the Company or one of its subsidiaries, and as an incentive for increased efforts during such service.

      NOW, THEREFORE, the Company with the approval of the Committee hereby grants to the Holder as of the date hereof an option (the "Option") to purchase all or any part of 250,000 shares of Common Stock of the Company, par value $.01 per share, at a price per share of $5.00, and upon the following terms and conditions:

      1. The Option shall continue in force through December 31, 2007 (the "Expiration Date"), unless sooner terminated as provided herein. The Option shall become exercisable immediately as of the date first set forth above. In the event that the Company "constructively terminates" the Holder's employment (as such term is defined in the Holder's employment agreement with the Company), the Option shall become exercisable as to all shares originally covered hereby immediately as of the date of such constructive termination.

      3. If the Holder shall (a) die or (b) become permanently and totally disabled, and if the Option was otherwise exercisable, immediately prior to the occurrence of such event, then such Option may be exercised as set forth herein by the Holder or by the person or persons to whom the Holder's rights under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time within one year after the date of death of the original Holder, or one year after the date of permanent or total disability, but in either case, not later than the Expiration Date.

      4. a. The Holder may exercise the Option with respect to all or any part of the shares then purchasable hereunder by giving the Company written notice in the form annexed, as provided in paragraph 8 hereof, of such exercise. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full in cash of an amount equal to the exercise price of such shares multiplied by the number of shares as to which the Option is being exercised; provided that, if permitted by the Board, the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of securities of the Company having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid. In such event fair market value should be determined pursuant to paragraph 5 of the Company's 1997 Stock Option Plan, the terms of which paragraph 5 are incorporated by reference herein by this reference.

            b. Prior to or concurrently with delivery by the Company to the Holder of a certificate(s) representing such shares, the Holder shall, upon notification of the amount due, pay promptly any amount


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necessary to satisfy applicable federal, state or local tax requirements. In the event such amount is not paid promptly, the Company shall have the right to apply from the purchase price paid any taxes required by law to be withheld by the Company with respect to such payment and the number of shares to be issued by the Company will be reduced accordingly.

      5. In the event of a change in the outstanding Common Stock of the Company by reason of a stock dividend, split-up, split-down, reverse split, recapitalization, merger, consolidation, combination or exchange of shares, spin-off, reorganization, liquidation or the like, then the aggregate number of shares and price per share subject to the Option shall be appropriately adjusted by the Board, whose determination shall be conclusive.

      6. This Option shall, during the Holder's lifetime, be exercisable only by him, and neither this Option nor any right hereunder shall be transferable by him, by operation of law or otherwise, except by will or by the laws of descent and distribution. In the event of any attempt by the Holder to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Option by notice to the Holder and it shall thereupon become null and void.

      7. Neither the Holder nor in the event of his death, any person entitled to exercise his rights, shall have any of the rights of a stockholder with respect to the shares subject to the Option until share certificates have been issued and registered in the name of the Holder or his estate, as the case may be.

      8. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its Secretary, 4802 Gunn Highway, Suite 140, Tampa, Florida 33624, and any notice to the Holder shall be addressed to him at his address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

      9. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Option, the determination by the Committee (as constituted at the time of such determination) of the rights of the Holder shall be conclusive, final and binding upon the Holder and upon any other person who shall assert any right pursuant to this Option.

                                800 TRAVEL SYSTEMS, INC.


                                By:
                                   ---------------------------------
                                Name: Jerrold B. Sendrow
                                Title: Chief Financial Officer

ACCEPTED AND AGREED


------------------------
Holder


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                           FORM OF NOTICE OF EXERCISE

TO: 800 TRAVEL SYSTEMS, INC.
    4802 Gunn Highway, Suite 140,
    Tampa, Florida 33624

      The undersigned hereby exercises his/her option to purchase _____ shares of Common Stock of 800 TRAVEL SYSTEMS, INC. (the "Company") as provided in the Stock Option Agreement dated as of _____________________, _________ at $_______
per share, a total of $_____________, and makes payment therefor as follows:

            (a) To the extent of $_______ of the purchase price, the undersigned hereby surrenders to the Company certificates for shares of its Common Stock which, valued at $__________________ per share, the fair market value thereof, equals such portion of the purchase price.

            (b) To the extent of the balance of the purchase price, the undersigned has enclosed a certificate or bank check payable to the order of the Company for $________________.

      A stock certificate or certificate for the shares should be delivered in person or mailed to the undersigned at the address shown below.

      The undersigned hereby represents and warrants that it is his (her) present intention to acquire and hold the aforesaid shares of Common Stock of the Company for his (her) own account for investment, and not with a view to the distribution of any thereof, and agrees that he (she) will make no sale, thereof, except in compliance with the applicable provisions of the Securities Act of 1933, as amended.


                      Signature:
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                      Name:
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                      Address:
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Dated:
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